Exhibit 4.1

SPECIMEN OF STOCK CERTIFICATE

NUMBER COMMON STOCK	[Warner Music Group Corp. Logo]	SHARES COMMON STOCK
Warner Music Group Corp.

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001, OF

WARNER MUSIC GROUP CORP.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ David H. Johnson	/s/ Edgar Bronfman, Jr.

SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

	BY:	[Signature]

Authorized Signature

Warner Music Group Corp. CORPORATE SEAL

WARNER MUSIC GROUP CORP.

The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Any such requests may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT -		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenant by the entireties
under Uniform Gifts to Minors Act
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common
(State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney, to transfer such stock registered on the books of the within-named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:	Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.